                                                                    Exhibit 10.9


                FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

      FIRST AMENDMENT dated as of September 4, 2003 between InSight Health Services Corp., a Delaware corporation ("Company") and STEVEN T. PLOCHOCKI ("Executive").

The parties hereto have concluded that the Executive Employment Agreement ("Agreement") dated as of June 29, 2001 between Company and Executive should be modified to extend the term of the Agreement. Accordingly, Company and Executive hereby agree as follows:

1. Article 1 of the Agreement is hereby amended by adding the following sentence to the end of Article 1.

      "At the conclusion of the three (3) year referred to above, Executive will be employed by Company for rolling twelve (12) month periods, whereby Executive's term of Employment is twelve (12) months on a continuing basis, unless earlier terminated in accordance with Article IV below."

2. Except as otherwise modified hereby, the Agreement shall remain in full force and effect.


      IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                               COMPANY

                                               InSight Health Services Corp.

                                               By: /s/ Michael N. Cannizzaro
                                                  ------------------------------
                                               Name:    Michael N. Cannizzaro
                                               Title:   Chairman of the Board

                                               EXECUTIVE

                                               /s/ Steven T. Plochocki
                                               ---------------------------------
                                               Steven T. Plochocki

                                               Address: 17 Flagstone
                                                        Coto de Caza, CA 92679